COMMUNITY CAPITAL TRUST
The Community Reinvestment Act Qualified Investment Fund
(The “Fund”)

CRA Shares (CRAIX)
Institutional Shares (CRANX)
Retail Shares (CRATX)

Supplement dated March 1, 2021
to the
Summary Prospectus
dated October 1, 2020

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of Community Capital Trust has approved the following changes with respect to the Fund: (1) a change in the Fund’s name to “CCM Community Impact Bond Fund”; (2) the addition of a policy to invest, under normal circumstances, at least 80% of the Fund’s net assets in bonds as a result of the name change; (3) a change in the Fund’s investment objective to remove the second prong of the objective relating to investments that qualify under the Community Reinvestment Act of 1977, as amended (the “CRA”); (4) a change in the policy pertaining to the Fund’s investments in CRA-qualifying instruments; (5) an increase in the percentage of Fund assets that may be invested in investment grade securities rated in the second or third highest rating categories by at least one Rating Agency (as defined in the prospectus) from 25% to 40% and (6) the removal of the Fund’s non-fundamental restriction on purchasing foreign securities. The name change and the addition of the policy to invest, under normal circumstances, at least 80% of the Fund’s net assets in bonds will become effective immediately. The remaining changes will become effective as of May 1, 2021.

Community Capital Management Inc., the Fund’s investment advisor, believes that the changes described above will have no impact on the ability of the Fund’s investments to cause shares of the Fund to be deemed to be qualified under the CRA, so that financial institutions that are subject to the CRA may receive investment test or similar consideration/credit under the CRA with respect to shares of the Fund held by them.

Revisions to the Fund’s Summary Prospectus as a result of the changes are described below.

1.

Effective immediately, the Fund’s name will change from The Community Reinvestment Act Qualified Investment Fund to the CCM Community Impact Bond Fund. Accordingly, effective immediately, all references in the Prospectus to “The Community Reinvestment Act Qualified Investment Fund” or the “CRA Fund” are replaced by the “CCM Community Impact Bond Fund.”

2.	Effective immediately, the following will be added to the section entitled “FUND SUMMARY – Principal Investment Strategy ”:

The Fund will invest, under normal circumstances, at least 80% of its net assets in bonds, which include debt securities and other debt instruments.

3.	Effective May 1, 2021, the section entitled “FUND SUMMARY – Investment Objective” is superseded and replaced with the following:

The Fund’s investment objective is to provide a high level of current income consistent with the preservation of capital.

4.	Effective May 1, 2021, the section entitled “FUND SUMMARY – Principal Investment Strategy” is superseded and replaced with the following:

The Fund will invest, under normal circumstances, at least 80% of its net assets in bonds, which include debt securities and other debt instruments. The Fund will invest primarily in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and a significant amount of its assets will be invested in single-family, multi-family and economic development loan-backed securities. As a result, the Fund will invest a significant amount of its assets in securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), and Government National Mortgage Association (“Ginnie Mae”). The Fund may also invest in certain securities issued by the Small Business Administration.

The Fund may invest a significant amount of its assets in taxable and tax-exempt municipal bonds whose primary purpose is community impact. The Fund may also invest in asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The Fund may also invest in investment grade corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments).

The Fund’s investments may be considered community, sustainable and impactful investments, including investments that invest in specific geographic regions or meet the following targeted impact themes: affordable health/rehab care; affordable housing; arts and culture; disaster recovery; economic inclusion; education and childcare; enterprise development and jobs; environmental sustainability; gender lens; government supported communities; healthy communities; human empowerment; minority advancement; neighborhood revitalization; rural community development; seniors and disabled; sustainable agriculture; and transit-oriented development (each, an “Impact Theme” and collectively, “Impact Themes”).

The Fund will invest primarily (at least 51% of its net assets) in debt securities and other debt instruments that the Fund’s investment advisor believes will be deemed to be qualified under the CRA, so that financial institutions that are subject to the CRA may receive investment test or similar consideration/credit under the CRA with respect to shares of the Fund held by them. The CRA is intended to encourage depository institutions to help meet credit needs of their entire communities, including low- and moderate-income neighborhoods, and CRA regulators encourage institutions to make sustainable, responsible and impactful investments. The Fund will provide shareholders at least 60 days’ notice prior to a change in this policy. Not all of the investors in the Fund are subject to CRA requirements but may be seeking exposure to specific geographic regions or Impact Themes. Investors that are not subject to CRA requirements do not receive CRA credit for their investments.

The Fund will invest primarily in (1) U.S. Government Securities and (2) other securities that have a rating at the time of purchase in the highest category assigned by at least one nationally recognized statistical rating organization (“Rating Agency”), for example AAA by S&P Global Ratings and/or Aaa by Moody’s Investors Service, Inc., or which are deemed by the Fund’s investment adviser to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings.

The Fund may invest up to 40% of its net assets in investment grade securities that are rated in the second or third highest rating categories by at least one Rating Agency at the time of purchase, or which are deemed by the Fund’s investment adviser to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings. U.S. Government Securities are not subject to the foregoing 40% limitation.

Please keep this Summary Prospectus Supplement with your records.